CSFB 05-7

Group 3

Pay rules

1.

Pay Concurrently:

a.

50% to the 3PT1 until retired

b.

50% allocated as follows:

i.

Concurrently:

1.

50% sequentially as follows:

a.

Pay pro-rata to the 3S1-3S3 until retired

b.

Pay the 3L1 until retired

2.

50% sequentially as follows:

a.

Pay pro-rata to the 3S4-3S6 until retired

b.

Pay the 3L2 until retired

Notes

Pxing Speed = 300 psa

Settlement = 7/29/05